LONG-TERM DEBT AND REDEEMABLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
LONG-TERM DEBT AND REDEEMABLE PREFERRED SHARES
6. LONG-TERM DEBT AND REDEEMABLE PREFERRED SHARES
Long-term debt consists of the following (in thousands):

	Successor	Predecessor
	December 31, 2021	December 31, 2020
Senior Notes	$675,000	$—
First Lien	—	545,693
Second Lien	—	155,000

Long-term debt	675,000	700,693
Less: unamortized debt issuance costs	(10,872)	(13,422)

Long-term debt, net	664,128	687,271
Less: current maturities	—	(6,723)

Long-term debt, less current maturities	$664,128	$680,548

Maturities of long-term debt as of December 31, 2021 are as follows (in thousands):

Years Ending December 31,	Amount
2022	$—
2023	—
2024	—
2025	—
2026	—
Thereafter	675,000

Total	$675,000

Successor
Revolving Credit Facility
In connection with the consummation of the Business Combination, SK Intermediate II, as borrower, entered into a five-year Revolving Credit Facility, which provides for a senior secured revolving credit facility in an aggregate principal amount of up to $100.0 million.

The Revolving Credit Facility matures on November 9, 2026. The Revolving Credit Facility includes a $20.0 million swingline sub-facility
and a $25.0 million letter of credit
sub-facility.
The Revolving Credit Facility allows SK Intermediate II to increase commitments under the Revolving Credit Facility up to an aggregate amount not to exceed the greater of (i) $143.0 million and (ii) 100.00% of consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the most recent four-quarter period (minus the aggregate outstanding principal amount of certain ratio debt permitted to be incurred thereunder). All borrowings under the Revolving Credit Facility are subject to the satisfaction of customary conditions, including the absence of a default and the accuracy of representations and warranties, subject to customary exceptions.
Borrowings under the Revolving Credit Facility bear interest at a rate equal to (i) an applicable margin, plus (ii) at SK Intermediate II’s option, either (x) LIBOR determined by reference to the cost of funds for U.S. dollar deposits for the interest period relevant to such borrowing, adjusted for certain additional costs (but which will not be less than a 0.00% LIBOR floor) or (y) a base rate determined by reference to the highest of (a) the prime commercial lending rate published by the Wall Street Journal, (b) the federal funds rate plus 0.50%, (c) the one-month
LIBOR rate plus 1.00% and (d) a minimum floor of 1.00%. The applicable margin is 3.25% in the case of LIBOR-based loans and 2.25% in the case of base rate-based loans, with two step downs of 0.25% each based upon the achievement of certain leverage ratios.
In addition, on a quarterly basis, SK Intermediate II will be required to pay each lender under the Revolving Credit Facility a commitment fee of 0.50% in respect of the unused portion of the commitments under the Revolving Credit Facility, which fee will be subject to two step downs of 0.125% based upon the achievement of certain leverage ratios. SK Intermediate II will be required to pay customary agency fees as well as letter of credit participation fees computed at a rate per annum equal to the applicable margin for LIBOR borrowings on the dollar equivalent of the face amount of each undrawn letter of credit, plus such letter of credit issuer’s customary administration and issuance fees and charges and a fronting fee in an amount equal to 0.125% per annum of the face amount of each letter of credit.
Solely to the extent that on the last day of the applicable fiscal quarter, the utilization of the Revolving Credit Facility (excluding cash collateralized letters of credit and up to $10.0 million of undrawn letters of credit) exceeds 40% of the aggregate commitments, the Revolving Credit Facility requires compliance on a quarterly basis with a maximum secured net leverage ratio of 7.50:1.00. In addition, for purposes of determining compliance with such financial maintenance covenant for any fiscal quarter, SK Intermediate II will be able to exercise an equity cure by SK Intermediate II issuing certain permitted securities for cash or otherwise receiving cash contributions to the capital of SK Intermediate II that will, upon the receipt by SK Intermediate II of such cash, be included in the calculation of consolidated EBITDA solely for the purpose of such financial maintenance covenant. SK Intermediate II will not be able to exercise the equity cure right in more than two fiscal quarters during any period of four consecutive fiscal quarters or more than five fiscal quarters during the term of the Revolving Credit Facility. Under the Revolving Credit Facility, SK Intermediate II may also be required to meet specified leverage ratios in order to take certain actions, such as incurring certain debt or making certain acquisitions. In addition, the Revolving Credit Facility includes a customary holding company covenant that restricts the activities of SK Intermediate II and other negative covenants, subject to customary exceptions, restricting or limiting SK Intermediate II’s ability and the ability of its restricted subsidiaries to, among other things: (i) make non-ordinary
course dispositions of assets; (ii) participate in certain mergers and acquisitions; (iii) pay dividends or make distributions and stock repurchases and optional redemptions (and optional prepayments) of certain subordinated, junior lien or unsecured debt; (iv) incur, assume or guarantee indebtedness; (v) make certain loans and investments; (vi) grant, assume or incur liens; (vii) transact with affiliates; (viii) change its business and the business of its restricted subsidiaries; or (ix) enter into negative pledges or restrictions on its ability or the ability of restricted subsidiaries to pay dividends, make distributions, repay or guarantee indebtedness, or make intercompany investments or transfers.
The Revolving Credit Facility is fully and unconditionally guaranteed by the Company and each of SK Intermediate II’s existing and future wholly-owned material restricted subsidiaries, subject to customary exceptions, and is secured by a first priority lien, subject to certain permitted liens, on substantially all of SK Intermediate II’s and each of the guarantors’ existing and future property and assets, subject to customary exceptions.
Deferred financing costs incurred in connection with securing the Revolving Credit Facility were $2.3 million, which is carried as a long-term asset and is amortized on a straight-line over the term of the Revolving Credit Facility and included in interest expense in the accompanying consolidated statements of operations and comprehensive income (loss).
The Company borrowed $40.0 million under the Revolving Credit Facility to finance a portion of the costs and expenses in connection with the consummation of the Business Combination. On December 9, 2021, the Company repaid the full drawdown of $40.0 million.
As of December 31, 2021, the Company did not have any outstanding borrowings under the Revolving Credit Facility and was in compliance with all covenants, including the financial covenants.
Bridge Facility
In connection with entering into the Business Combination Agreement, EverArc entered into a commitment letter, dated June 15, 2021, with Morgan Stanley Senior Funding, Inc., Barclays Bank PLC and Goldman Sachs Bank USA (collectively, the “Commitment Parties”) pursuant to which the Commitment Parties had, with respect to bridge financing, committed to provide up to $600.0 million in bridge loans (the “Bridge Loan Commitment”) to ensure financing for the Business Combination. Effective November 9, 2021, the Bridge Loan Commitment was fully terminated as a result of the $675.0 million in committed amounts available under the Senior Notes, as described below. The Company did not make any borrowings under the Bridge Loan Commitment and incurred a commitment fee of $7.5 million which was recorded as part of the November 9, 2021 accumulated deficit balance in the accompanying consolidated statements of shareholders’ equity.
Senior Notes
In order to finance a portion of the cash consideration payable in the Business Combination and the costs and expenses incurred in connection therewith, on October 5, 2021, Escrow Issuer launched a private offering of $600.0 million, which was subsequently updated to $675.0 million, principal amount of 5.00% Senior Notes due October 30, 2029 pursuant to that certain indenture dated as of October 22, 2021 (“Indenture”) between SK Intermediate II and U.S. Bank National Association, as Trustee and Collateral Agent (the “Trustee”). Upon the consummation of the Business Combination, SK Intermediate II assumed the Escrow Issuer’s obligations under the Senior Notes.
The Senior Notes bear interest at an annual rate of 5.00%. Interest on the Senior Notes is payable in cash semi-annually in arrears on April 30 and October 30 of each year, commencing on April 30, 2022.
The Senior Notes are general, secured, senior obligations of SK Intermediate II; rank equally in right of payment with all existing and future senior indebtedness of SK Intermediate II (including, without limitation, the Revolving Credit Facility); and together with the Revolving Credit Facility, are effectively senior to all existing and future indebtedness of SK Intermediate II that is not secured by the collateral. The Senior Notes are effectively subordinated to all existing and future indebtedness of SK Intermediate II that is secured by assets other than the collateral, to the extent of the collateral securing such indebtedness, are structurally subordinated to all existing and future indebtedness, claims of holders of any preferred stock that may be issued by, and other liabilities of, subsidiaries of SK Intermediate II that do not guarantee the Senior Notes. The Senior Notes are senior in right of payment to any future subordinated indebtedness of SK Intermediate II and are initially guaranteed on a senior secured basis by the guarantors discussed below and will also be guaranteed in the future by each subsidiary, if any, that guarantees indebtedness under the Revolving Credit Facility.

On or after October 30, 2024, SK Intermediate II may on any one or more occasions redeem all or a portion of the Senior Notes at the redemption prices, expressed as percentages of principal amount set forth the Indenture, plus accrued and unpaid interest, if any, on the Senior Notes redeemed. In addition, prior to October 30, 2024, SK Intermediate II may, at its option, redeem up to 40% of the aggregate principal amount of the Senior Notes with funds in an aggregate amount not exceeding the net cash proceeds from certain equity offerings at a redemption price equal to 105.00% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest, if any.
The Senior Notes are fully and unconditionally guaranteed on a senior secured basis, jointly and severally, by all of SK Intermediate II’s existing or future restricted subsidiaries (other than certain excluded subsidiaries) that guarantee the Revolving Credit Facility. The Senior Notes contain certain covenants limiting SK Intermediate II’s ability and the ability of the restricted subsidiaries (as defined in the indenture governing the Senior Notes) to, under certain circumstances, prepay subordinated indebtedness, pay distributions, redeem stock or make certain restricted investments; incur indebtedness; create liens on the SK Intermediate II’s’ assets to secure debt; restrict dividends, distributions or other payments; enter into transactions with affiliates; designate subsidiaries as unrestricted subsidiaries; sell or otherwise transfer or dispose of assets, including equity interests of restricted subsidiaries; effect a consolidation or merger; and change the Company’s line of business.
Deferred financing costs incurred in connection with securing the Senior Notes were $11.0 million, which were capitalized and will be amortized using the effective interest method over the term of the Senior Notes and included in interest expense in the accompanying consolidated statements of operations and comprehensive income (loss). The unamortized portion of the deferred financing costs is included as a reduction to the carrying value of the Senior Notes which have been recorded as long-term debt, net on the consolidated balance sheets as of December 31, 2021.
Redeemable Preferred Shares
In connection with the Business Combination, SK Holdings along with officers and certain key employees of SK Intermediate contributed a portion of their investment in ordinary shares of SK Intermediate to the Company in exchange for 10 million Redeemable Preferred Shares, nominal value $10 per share, valued at $100.0 million. The Redeemable Preferred Shares are entitled to a preferred annual cumulative right to a dividend equal to 6.50% of its nominal value. The preferred dividend will generally be paid 40.00% in cash and 60.00% in kind each year within three business days following the Company’s annual general meeting. At December 31, 2021, $0.9 million of preferred dividends were in arrears.
The Company, under its articles of association (the “Articles”) is mandatorily required to redeem the Redeemable Preferred Shares at any time prior to the earliest of (i) six months following the latest maturity date of the above-mentioned Senior Notes, (ii) nine years after the date of issuance of the Redeemable Preferred Shares or (iii) upon the occurrence of a change of control, as defined in the Company’s Articles. The redemption price per share would be equal to the nominal value of the Redeemable Preferred Shares plus any accrued and unpaid preferential dividend, if any. If the Company fails to redeem the Redeemable Preferred Shares at the times noted above, the preferred dividend rate will permanently increase to the interest rate currently being paid (whether in default or not) under the Senior Credit Agreement plus 10.00%.
Due to the fact that the Redeemable Preferred Shares are mandatorily redeemable, the Redeemable Preferred Shares are classified as a liability on the accompanying consolidated balance sheets, and $0.9 million of dividends on these Redeemable Preferred Shares for the Successor Period are classified as interest expense in the accompanying consolidated statements of operations and comprehensive income (loss).
Holders of the Redeemable Preferred Shares generally have no voting rights. However, without the prior consent of the holders of a majority of the outstanding Redeemable Preferred Shares, the Company is prohibited from (i) issuing any shares ranking pari passu or senior to the Redeemable Preferred Shares, (ii) enter into a credit agreement or amend the terms of the Senior Notes in a manner that would adversely affect the redemption of Redeemable Preferred Shares by extending the maturity date under such credit facility or increase the restrictions on the Company’s ability to pay the cash portion of the preferred dividend, (iii) amending the Company’s charter or entering into, amending or altering any other agreement in any manner that would adversely affect Redeemable Preferred Shares or (iv) pay a cash dividend on PSSA Ordinary Shares until such time the Company has paid the cash portion of the preferred dividend in arrears.
The Redeemable Preferred Shares have an aggregate liquidation preference of $100.0 million, plus any accrued and unpaid dividends thereon and is senior to the Company’s ordinary shares with respect to dividends and with respect to dissolution, liquidation or winding up of the Company. At December 31, 2021, the redemption price was $100.9 million.
Predecessor
On March 28, 2018, Invictus U.S., LLC and SK Intermediate II, two wholly owned subsidiaries of SK Intermediate, entered into credit agreements providing for committed credit facilities of $815.0 million, a substantial portion of which was used to fund the acquisition of the Company’s assets.
The First Lien Credit Facility (the “First Lien”) consisted of a $545.0 million U.S. dollar term loan with a maturity of March 28, 2025, a multicurrency revolving credit facility (the “Revolver”), and a $16.0 million extension on the original term loan. The First Lien was issued with an original issue discount (“OID”) of 0.30%. Principal and interest payments were due on a monthly basis and any outstanding borrowings under the First Lien could be repaid without penalty. The First Lien was secured by substantially all of the assets of the Company. Interest was based on a floating rate indexed to either LIBOR plus an applicable margin, federal funds rate plus an applicable margin, or the prime rate plus an applicable margin. The First Lien contained a series of restrictive financial and nonfinancial covenants which, among other things, limited the ability of the Company to: i) incur additional indebtedness, ii) create liens, iii) make investments or make other restricted payments, iv) sell assets, v) substantially change the nature of the Company, and vi) enter into certain transactions with affiliates.
On November 23, 2018, the Company executed the first amendment to the First Lien (the “Amendment”) for an incremental term loan in the amount of $16.0 million. Significant terms of the Amendment (including maturity, principal payment frequency, interest rate, and covenants) were identical to the First Lien.
The Second Lien Credit Facility (the “Second Lien”) consisted of a $155.0 million U.S. dollar term loan with a maturity of March 28, 2026. There were no required principal payments on the Second Lien until maturity with interest payments due quarterly. The Second Lien was secured by substantially all of the assets of the Company and could be repaid without penalty. The Company repaid $15.0 million during 2020. Interest was based on a floating rate indexed to either LIBOR plus an applicable margin, federal funds rate plus an applicable margin, or the prime rate plus an applicable margin. The Second Lien contained a series of similar restrictive financial and nonfinancial covenants as the First Lien.
As of December 31, 2020, the average effective interest rate for the First Lien and the Second Lien was 4.17% and 7.97%, respectively.
The Revolver provided for maximum borrowings of $100.0 million with a maturity of March 28, 2023. Interest was based on the same terms as the First Lien and was subject to a 0.50% unused commitment fee. The Revolver also contained a $10.0 million standby letter of credit sub-facility
and a $10.0 million swing line
sub-facility.
The Revolver contained a series of restrictive financial and nonfinancial covenants similar to those of the First Lien plus a debt to EBITDA leverage ratio that was only applicable when the aggregate outstanding amount of the Revolver, any swing line loans, and letters of credit was greater than 35.00% of the commitment under the Revolver as of the last day of the fiscal quarter. As of December 31, 2020, there were no amounts outstanding under the Revolver or the sub-facilities.

In accordance with the provisions of the First Lien, Second Lien, and the Revolver, the Company was required to make an annual mandatory principal prepayment on the First Lien and Second Lien to the extent the Company realized excess consolidated cash flow in a given fiscal year. During the 2020 Predecessor Period, the Company repaid $1.1 million from realized excess consolidated cash flows. As of December 31, 2020, SK Intermediate II was in compliance with all covenants.
In connection with the consummation of the Business Combination, on the Closing Date, $541.5 million outstanding under the First Lien and $155.0 million outstanding under the Second Lien were repaid and the related unamortized debt issue costs of $11.0 million was charged to interest expense in the 2021 Predecessor Period in the accompanying consolidated statement of operations and comprehensive income (loss).